Exhibit 99.J

Consent of Independent Registered Public Accounting Firm

We consent to the references to our firm under the captions “Financial Highlights” in each Prospectus and “Miscellaneous Information – Independent Registered Public Accounting Firm” in the Statement of Additional Information, each dated August 1, 2024, and each included in this Post-Effective Amendment No. 913 to the Registration Statement (Form N-1A, File No. 333-132380), of WisdomTree Trust (the “Registration Statement”).

We also consent to the incorporation by reference of our reports dated May 30, 2024, with respect to the (consolidated as it relates to WisdomTree India Earnings Fund) financial statements and financial highlights of WisdomTree China ex-State-Owned Enterprises Fund, WisdomTree Emerging Markets ex-State-Owned Enterprises Fund, WisdomTree Emerging Markets High Dividend Fund, WisdomTree Emerging Markets Multifactor Fund, WisdomTree Emerging Markets Quality Dividend Growth Fund, WisdomTree Emerging Markets SmallCap Dividend Fund, WisdomTree Europe Hedged Equity Fund, WisdomTree Europe Hedged SmallCap Equity Fund, WisdomTree Europe Quality Dividend Growth Fund, WisdomTree Europe SmallCap Dividend Fund, WisdomTree Global ex-U.S. Quality Dividend Growth Fund, WisdomTree Global High Dividend Fund, WisdomTree India Earnings Fund, WisdomTree International AI Enhanced Value Fund, WisdomTree International Equity Fund, WisdomTree International Hedged Quality Dividend Growth Fund, WisdomTree International High Dividend Fund, WisdomTree International LargeCap Dividend Fund, WisdomTree International MidCap Dividend Fund, WisdomTree International Multifactor Fund, WisdomTree International Quality Dividend Growth Fund, WisdomTree International SmallCap Dividend Fund, WisdomTree Japan Hedged Equity Fund, WisdomTree Japan Hedged SmallCap Equity Fund, WisdomTree Japan SmallCap Dividend Fund, WisdomTree New Economy Real Estate Fund, WisdomTree U.S. AI Enhanced Value Fund, WisdomTree U.S. High Dividend Fund, WisdomTree U.S. LargeCap Dividend Fund, WisdomTree U.S. LargeCap Fund, WisdomTree U.S. MidCap Dividend Fund, WisdomTree U.S. MidCap Fund, WisdomTree U.S. MidCap Quality Growth Fund, WisdomTree U.S. Multifactor Fund, WisdomTree U.S. Quality Dividend Growth Fund, WisdomTree U.S. Quality Growth Fund, WisdomTree U.S. SmallCap Dividend Fund, WisdomTree U.S. SmallCap Fund, WisdomTree U.S. SmallCap Quality Dividend Growth Fund, WisdomTree U.S. SmallCap Quality Growth Fund, WisdomTree U.S. Total Dividend Fund, and WisdomTree U.S. Value Fund, (forty-two of the funds constituting WisdomTree Trust) included in the Annual Report to Shareholders (Form N-CSR) for the periods ended March 31, 2024, into this Registration Statement, filed with the Securities and Exchange Commission.

/s/ Ernst & Young LLP

New York, New York

July 30, 2024